THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account R
Lincoln AssetEdge® SVUL, Lincoln AssetEdge® SVUL – No Indexed Accounts

Supplement dated June 27, 2025 to the Prospectus dated May 1, 2025

This supplement is to clarify certain information contained in your flexible premium variable life insurance contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged.
The “No-Lapse Provision” information under the “Lapse and Reinstatement” section of the prospectus is being amended as follows:
The following line is added to the table in the fourth paragraph:
 If, on the Policy Date, the younger Insured is:
 The No-Lapse period is:

 • Ages 0 - 60,
 20 years

The fifth paragraph is amended as follows:
The Policy will not lapse even if the Surrender Value is insufficient to meet the Monthly Deductions, as long as the sum of all Premium Payments (less any Partial Surrenders) accumulated at 4%, less any Debt, is at least equal to the sum of the No-Lapse Premiums due since date of issue (shown in the Policy Specifications) accumulated at 4% interest.
The eighth paragraph is amended as follows:
The No-Lapse Provision will terminate upon the earliest of the following to occur:
1. The younger Insured reaches or would have reached the Attained Age of 80, or
2. At the beginning of the 21st Policy Year.

Please retain this supplement for future reference.